Exhibit 10.18

Media4Equity LLC, Falls Church Virginia                                                                                                                      Media Production and Placement Agreement

MEDIA PRODUCTION AND PLACEMENT AGREEMENT

This Media Production and Placement Services Agreement, (the "Agreement") is entered into on the date indicated on the signature page (the "Effective Date"), by and among the Company (as defined on the signature page), and Media4Equity LLC, a Nevada corporation. ("M4E") (Company and M4E collectively the "Parties")
Whereas M4E produces and distributes nationally syndicated print and broadcast features for its clients in exchange for equity positions in client businesses, and Company desires to utilize M4E's services to act as production and placement agency for Company's print and broadcast media campaign, the Parties therefore agree as follows:

1.           MEDIA DUE.

In consideration of the irrevocable Stock Transfer(s) hereunder, M4E shall irrevocably transfer a certificate (the "Media Due Bill") to the Company. The Media Due Bill shall be redeemable, exclusively by the Company, for an Ad Value Equivalent (defined in Section 3(C) below) of five hundred thousand dollars ($500,000.00).

2.           CAMPAIGN

A.           CONSULTATION. M4E shall consult with Company regarding the content of the media campaign. M4E shall develop, write, edit and deliver proofs of any and all print media and any radio scripts to Company for Company's inspection and timely approval (print media and radio scripts collectively the "Copy"). No radio or print feature shall be distributed without Company approval. M4E shall not be liable for the Company's failure to review and approve Copy on a timely basis, or for any actions or inactions of the Company.

B.           CONTENT.

i. Print Features. Each Print Feature shall consist of a news story that features the Company's name, product, contact information, web address and/or ticker symbol.

ii. Radio Features. Each Radio Feature shall consist of two 30-second nationally syndicated radio scripts under one heading. Each Radio Feature will be specifically about the Company and written and read by radio media professionals.

C.           DISTRIBUTION.

i. All print media approved by Company for distribution pursuant to Section 2(A) hereof, shall be distributed on computer disks, by direct electronic feed, in a hard copy camera-ready format or over the internet to over ten thousand (10,000) daily and weekly newspapers, news, and wire services. The newspapers, news, and wire services shall have the option of running the news stories free of copyright, fees or other charges.

ii. All radio features approved for distribution by Company pursuant to Section 2(A) hereof, shall be nationally syndicated radio features specifically about the Company. Radio feature scripts shall be written by media and radio professionals and read by radio professionals. Scripts and/or audio recordings shall be sent to over six thousand (6,000) radio stations in the United States.

3.           M4E'S PERFORMANCE

A.	Redemption of Media Due Bill. The Company shall have three (3) years to commence redemption of the Media Due Bill.

B.
During the Redemption Period M4E  shall produce and distribute nationally syndicated newspaper features and/or nationally syndicated radio features on behalf of Company.  The features shall be valued as an Ad Value Equivalent, and the Ad Value Equivalent of the respective features shall be applied against the Media Due Bill.  The entire value of the Media Due Bill shall be utilized within one calendar year, commencing on the date the Company first reviews and approves copy pursuant to Section 2(A) herein, and in no case commencing later than three (3) years from the Effective Date hereof.

C.
For purposes of this Agreement, the Ad Value Equivalent of each aired radio feature and each published newspaper  feature  shall be  equivalent to  each respective  radio  station's  or newspaper's official ad rate pricing policies.

Media4Equity LLC, Falls Church Virginia                                                                                                                      Media Production and Placement Agreement

D.	Media Selection may be allocated in any proportion between print features and radio features as the Company may elect in its sole discretion.

E.
Print Feature Placement Guarantee. Each print feature shall receive placements in a minimum of one hundred (100) newspapers within a six (6) month period of Company approval of the feature.  In the event that a print feature does not meet the minimum placement guarantee, M4E shall re-write and/or re-distribute that feature at no cost to the Company until the guaranteed minimum of one hundred (100) placements is obtained.

F.
Radio Feature Placement Guarantee. Each radio feature shall be aired on at least four hundred (400) radio stations within a six (6) month period of Company approval of the feature.  In the event that a radio feature does not meet the minimum placement guarantee, M4E shall re-write and/or re-distribute that feature at no cost to the Company until the guaranteed minimum of four hundred (400) placements is obtained.

G.
Reports. M4E shall deliver reports detailing reach and value of print and radio features. M4E shall send weekly reports to the Company beginning ten (10) weeks from the distribution date, and continuing for a period of one (1) year. Reports shall include comparable advertising values, estimated listener and readership information, and actual newspaper clippings of all reported published print features.

H.
The Ad Value Equivalent of all published news features and all broadcasted radio features shall be set off against the Media Due Bill notwithstanding any Company error in Copy approval or any subsequent editing by newspapers, radio broadcasters, or any other third parties.

4.           COMPANY PERFORMANCE
A.
The Company shall consult with M4E pursuant to Section 2(A) herein to provide M4E with information necessary to write Copy for Company's review.   The Company agrees to consult with M4E and accept Copy for review no later than three (3) years from the Effective Date hereof.

B.
The Company shall make a good faith effort to approve or submit corrections to all Copy within seventy two (72) hours of receipt thereof.  Failure of Company to approve or return corrected Copy within one (1) week of receipt by Company shall constitute a material breach of this Agreement.

5.           STOCK TRANSFER

A.
In consideration of M4E's performance hereunder, Company shall immediately transfer to M4E two million five hundred thousand (2,500,000) restricted shares of Company's common stock (the "Shares").  On the first business day immediately following one year anniversary of the Effective Date hereof, if the Shares shall have a Market Value of less than two hundred fifty thousand dollars ($250,000.00), the Company shall on that day issue a number of shares of the Company's common stock necessary to restore the value of all shares transferred hereunder to two hundred fifty thousand dollars ($250,000.00).   All Shares transferred hereunder shall be restricted shares, effective as of the Effective Date. M4E's continued performance is contingent on Company's full performance of all share transfers contemplated hereby.

B.
Upon the execution of this Agreement, the Company shall issue a resolution of the Board of Directors of the Company (Attached Exhibit A) and instructions to the Company's transfer agent (Attached Exhibit B) effecting the provisions of Section 6(A) herein (the "Resolution").   The Company shall immediately deliver: (i) one copy of the Resolution to M4E; and (ii) one copy of the Resolution to the Company's transfer agent with instructions to issue the Shares in accordance with Section 6(A) herein. Failure of Company to fully perform Section 6(A) or this Section 6(B) shall be a material breach and shall excuse any further performance by M4E under this Agreement.

C.
The Parties acknowledge and agree that: (i) the rights and obligations defined by this Agreement become binding upon execution of this Agreement; and (ii) the consideration for all Shares transferred hereby, regardless of the date of transfer, is M4E's obligations hereunder, and M4E's interest in all Shares transferred hereunder immediately and irrevocably vests in M4E upon the execution of this Agreement; and (iii) the effective date of all Shares transferred hereby, regardless of the date of transfer, shall be the Effective Date hereof, and the tolling of any and all time periods relating to the Shares, including but not limited to those relating to any restriction, shall be calculated from the Effective Date hereof; and (iv) all Shares transferred hereby shall be fully paid, non assessable, common shares of the Company, and shall be transferred at par value; and (v) no Shares

Media4Equity LLC, Falls Church Virginia                                                                                                                      Media Production and Placement Agreement

transferred hereby shall be blocked in any way or subject to rescission or cancellation for any reason including, but not limited to either Party's performance, partial performance, or any default in the performance of any provisions of this Agreement.

6.           SHARE VALUATION.

For the purposes of this Agreement, the Market Value of the restricted stock shall be calculated as ninety percent (90%) of the arithmetic average of the closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date of the Initial Transfer, or any subsequent Valuation Day, as reported daily by the principal national or regional stock exchange on which the common stock is listed.

7.           REGISTRATION RIGHTS.

A.
If, at any time or from time to time after the Effective Date the Company proposes to file a registration statement covering any Securities of the Company, other than an offering registered on Form S-8 or Form S-4 (or successor forms relating to employee stock plans and certain business combinations), the Company shall, not less than thirty (30) days prior to the proposed filing date of the registration statement, give written notice of the proposed registration to M4E, specifying in reasonable detail the proposed transaction to be covered by the registration statement and, at the written request of M4E delivered to the Company within twenty (20) days after notice from the Company, shall include in such registration and offering, and in any underwriting of such offering, all Common Stock as may have been designated in M4E's request.

B.
In the event that the Company is required to include the Shares in a registration statement pursuant to Section 7(A) herein, and the Company fails to register the Shares, or if the Shares are or become eligible for sale pursuant to Rule 144 and the Company does not provide all required documents, including but not limited to any required legal opinion letter to remove stock restrictions, within one week of written request from M4E, the Company. shall pay as liquidated damages to M4E, in legal tender of the United States, an amount equal to five percent (5%) of the total value of this Agreement, for every thirty (30) day period until the restrictions are lifted.   The Parties hereto agree that damages due to Company's breech hereunder are difficult to determine as of the Effective Date, and the Liquidated Damages hereunder are meantto approximate M4E's damages, and are not punitive.

8.           DEFAULT

A.              Any failure of the Company to (i) transfer Stock as required by Section 6 herein; (ii) to timely review and approve Copy or scripts supplied by M4E for review; or (iii) act in good faith to effectuate the terms of this Agreement, shall constitute a default. Upon Company's default, all amounts due M4E hereunder shall be due and payable, and M4E may in its sole discretion immediately suspend performance and terminate this Agreement.

9.           TRANSFER AGENT

A.
Buyer agrees that Pac West Transfer LLC (the "Transfer Agent") shall act as the Company's sole transfer agency, and Transfer Agent shall have full power and authority to act on behalf of the Company in connection with the issuance, transfer, exchange and replacement of all of the Company's stock certificates beginning no later than the Effective Date hereof, and continuingfor a period of one year, or until all Share transfers contemplated hereby have been effected.

B.	Company agrees to accept and represent to Company's transfer agent as valid, any opinion letter from M4E's counsel regarding restricted stock status.

10.           NON DISCLOSURE OF CONFIDENTIAL INFORMATION

A.
Confidential   Information.   For  the  purposes   of this  Agreement,   the   expression   "ConfidentialInformation" means all information of any nature previously, presently, or subsequently disclosed by one party (the "Disclosing Party") to the other party (the "Receiving Party"), relating to the Disclosing Party's business, including, but not limited to information concerning any entities and/or Interested Parties and any analyses, compilations, studies other documents which contain or otherwise reflect or are generated from such information, all information relating to business, financial, customer and product development plans, forecasts, lists, methods, strategies, compilations and other information,inventions and ideas, including without limitation, ideas, know how, inventions (whether patentable or not), schematics and other technical information. However, Confidential Information does not includeany information that is generally known in the Receiving Party's industry at the time of the signing of this Agreement, any information that the Receiving Party rightfully had in its possession prior to the disclosure of such information to the Receiving Party by the Disclosing Party, or any information disclosed after the termination of this agreement.

B.      The Disclosing Party Shall:

i.       Keep all Confidential Information secret and confidential;

Media4Equity LLC, Falls Church Virginia                                                                                                                     Media Production and Placement Agreement

ii. Not use any Confidential Information to obtain any financial, commercial, trading and/or other advantage, but rather use Confidential Information for the sole purpose of effectuating the mutual transaction(s) contemplated hereby;

iii. Not disclose Confidential Information to any third party whatsoever except as necessary to effectuate the terms of this Agreement.

11.           INDEMNIFICATION

Company shall indemnify and hold harmless M4E its agents, employees, legal representatives, heirs, executors or assigns from and against any and all losses, damages, expenses and liabilities (collectively "Liabilities") or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement (collectively "Actions") (Liabilities and Actions are herein collectively referred to as "Losses"). Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement notwithstanding the absence of a final determination as to a Company's obligation to reimburse any of M4E Covenantees for such Losses and the possibility that such payments might later be held to have been improper.

12.           GOVERNING LAW / JURISDICTION.

A.           Subject to the terms and conditions of Section 11 herein, any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the Commonwealth of Virginia. Company and M4E hereby irrevocably and unconditionally submit for themselves and their property, to the nonexclusive jurisdiction of Federal and State courts of the Commonwealth of Virginia and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement  of any judgment,  and each  of the parties  hereto hereby  irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such Virginia State, or, to the extent permitted by law, in such Federal court. Each of the parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

B.           Each of the parties hereto irrevocably and unconditionally waive, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 14(a) above. Each of the parties hereto hereby irrevocably waive, to thefullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.   Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto:

(i)           certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver; and

(ii)        acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

13.           TERM/TERMINATION.

A.           Term. The terms of this Agreement shall be effective as of the Effective Date, and continue until the later of (i) one (1) year from the date the Company first approves media for placement (which approval shall not be unreasonably withheld); or (ii) three (3) years from the Effective Date. The terms, conditions, and obligations of Sections 11, 12(A) and 12(B) hereof shall survive the termination of this Agreement.

B.           As the execution of this agreement triggers the reallocation of M4E's staff and resources, the Company may not terminate or cancel this Agreement prior to the expiration of the Term set forth in Section 13(A) herein.

14.           SUCCESSORS AND ASSIGNS.

The Parties may not assign their rights or obligations hereunder except that M4E may in its sole discretion assign the right to receive any compensation due hereunder including without limitation any and all interest in the Shares.

Media4Equity LLC, Falls Church Virginia                                                                                                                      Media Production and Placement Agreement

15.           COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

16.           HEADINGS

The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

17.           COSTS

Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

18.           MODIFICATIONS AND WAIVERS

No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Company and M4E. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.

19.           SEVERABILITY

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

20.           ENTIRE AGREEMENT
This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

21.           FURTHER ASSURANCES
From and after the date of this Agreement, upon the request of M4E, the Company shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to carry out and to effectuate fully the intent and purposes of this Agreement.

22.           NOTICES

All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received: (i) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission, (ii) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails, or (iii) if given by courier or other means, when received or personally delivered, and, in any such case, to the address and contacts indicated on the signature page.

23.           FORCE MAJEURE

Neither party will be in default or otherwise liable for any delay or failure in its performance under this Agreement where such delay or failure arises by reason of an Act of God, or any government or governmental body, acts of war, the elements, strikes or labor disputes, power or system failures, failure of the Internet, computer hacking, or other causes beyond the reasonable control of such party.

[SIGNATURE PAGE FOLLOWS]

Media4Equity LLC, Falls Church Virginia                                                                                                                      Media Production and Placement Agreement

In Witness Whereof, the parties hereto have executed this Agreement on ______________ 20__:

M4E:                                                                                                                       COMPANY:

                                                                                                                                 __________________       ______________________
Signature_____________________                                                                         Signature                              Title

                                                                                                                                ____________________________________________
Media4Equity, LLC                                                                                                                          Full Legal Name (PRINT)
Rick Smith, CEO/President
2841 Hartland Road #301                                                                                          ____________________________________________
Falls Church, VA  22043                                                                                                                              Company Name
O: (888) 563-5200
F: (800) 355-1341                                                                                                      ____________________________________________
C: (703) 861-9230                                                                                                                                        Ticker Symbol
Email rsmith@Media4Equity.com
                                                                     ____________________________________________
                                                                                                                                                  Number                                Street

                                                                     ____________________________________________
                                                                                                                                          City                      State                      Zip

                                                                     ____________________________________________
                                                                                                                                Phone

                                                                     ___________________________________________
                                                                                                                                Fax

                                                                     ___________________________________________
                                                                                                                                Email

Media4Equity LLC, Falls Church Virginia                                                                                                                                                    Client Company Profile

COMPANY PROFILE
Must be completed and submitted with executed Agreement)

________________________________________________                           ______________________________________
Company Name                                                                                                   State of Incorporation

_______________________
Tax ID Number

_____________________                                                                                   _____________________________________
Ticker Symbol                                                                                                       Transfer Agent Name

____________________________________________________________________________________________________
Transfer Agent Address                                                                           City                      State                                Zip

CREDIT CARD (circle one)                                                      VISA           MASTERCARD

NUMBER____________________                     EXP DATE___________                                 20____

_______________________________                   CVC CODE (3 digit code on back of card _______
Name as it appears on card

___________________________________________________________________________
Billing address of card

Officers:		Directors:

_____________________	_____________________	______________________	_____________________
Name	Title	Name	Title

_____________________	_____________________	______________________	_____________________
Name	Title	Name	Title

_____________________	_____________________	______________________	_____________________
Name	Title	Name	Title

_____________________	_____________________	______________________	_____________________
Name	Title	Name	Title

Legal Counsel Representing Company		Other Persons Authorized to Receive Documents and to Act on Company’s Behalf

____________________________________________		______________________	_____________________
Name		Name	Title

____________________________________________		______________________	_____________________
Address		Name	Title

____________________________________________		______________________	_____________________
City State Zip		Name	Title

____________________________________________
Phone	Fax